Exhibit 99.1

Boston Private Financial Holdings, Inc. Completes Bank Charter Consolidation

Boston, MA – May 27, 2011: Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) today announced the completion of the consolidation of the Company’s four private banks – operating in the New England, Pacific Northwest, Southern California and Northern California markets – under one unified charter based in Massachusetts. The consolidated Bank has nearly $6 billion of total assets, more than $450 million of capital strength, and over $3.5 billion of client assets under management.

The consolidated Bank will conduct business as Boston Private Bank & Trust Company in all markets except for Northern California. The Northern California affiliate will continue to operate locally as Borel Private Bank & Trust Company, A Division of Boston Private Bank & Trust Company.

“This is an important milestone for our Company. With one, integrated private bank, we believe we can more fully apply our infrastructure, our professionals and our expertise to enhance our growth, productivity and profitability,” said BPFH CEO and President Clayton G. Deutsch. “Exceptional client service is at the core of our business, and our private bankers will continue to provide local, high-touch service to their clients. They will also be able to offer a more robust suite of private banking and wealth management services by delivering the full benefits of our Company’s product set, skills and offices across our network. This is a move that is in the best interests of our clients, our employees and our shareholders.”

Boston Private Financial Holdings, Inc.

Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) is a national financial services organization comprised of affiliates located in key regions of the U.S. that offer private banking, wealth advisory and investment management services to the high net worth marketplace, selected businesses and institutions. Its business strategy is to empower its affiliates to serve their clients at the local level, while at the same time providing strategic oversight and access to resources, both financial and intellectual, to support management, compliance and risk management, legal, marketing, and operations.

For more information about BPFH, visit the Company's website at www.bostonprivate.com.

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CONTACT:

Jeanne Hess

Assistant Vice President, Investor Relations

Boston Private Financial Holdings, Inc.

(617) 912-3798

jhess@bostonprivate.com

John Hartz

Sloane & Company

857-598-4779

jhartz@sloanepr.com

Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in assumptions or unanticipated factors adversely affecting the timing, among other matters, of expenses or cost savings relating to or resulting from the consolidation of the Company’s banking subsidiaries; adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of a continuing deterioration in general economic conditions on a national basis or in the local markets in which the Company operates, including changes which adversely affect borrowers’ ability to service and repay our loans; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; risks related to the identification and implementation of acquisitions; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and updated by the Company’s Quarterly Reports on Form 10-Q; and other filings submitted to the Securities and Exchange Commission. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.